                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act Of 1934

        Date of report (Date of earliest event reported): March 5, 2004

                               SL INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

New Jersey                           1-4987                      21-0682685
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey            08054
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   (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (856) 727-1500
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

          SL  Industries,  Inc.  announced  today  the  settlement  of a  patent infringement  action that was being  pursued  by the Company and a  wholly-owned subsidiary against American Power Conversion  Corporation  ("APC") in the United
States District Court for the District of New Jersey. The settlement  included a resolution of all outstanding claims against APC on a mutually acceptable basis, and included  aggregate payments to the Company and its subsidiary in the amount of $4,000,000.  A third party has threatened  certain claims against the Company relating to this matter for a portion of such payment. The Company disputes such claims and intends to defend them vigorously.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SL Industries, Inc.

Date:  March 5, 2004                        By:  /s/ David R. Nuzzo
                                                --------------------------------
                                                David R. Nuzzo
                                                Vice President Finance and
                                                Administration